Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:

 |X| Preliminary Proxy Statement

 | | Definitive Proxy Statement

 | | Definitive Additional Materials

 | | Soliciting Material Pursuant to Paragraph 240.14a-11(c) or 240.14a-12


                      Sterling Financial Corporation
             (Name of Registrant as Specified In Its Charter)

                              John E. Stefan
                  (Name of Person Filing Proxy Statement)


Payment of Filing Fee (Check appropriate box):

 |X| $125 per Exchange Act Rules )-11(c)(1)(ii), 14-6(i)(1),
      or 14a-6(j)(2)

 | | $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)



                                                                March 29, 1996


Dear Shareholder:

      The 1996 Annual Meeting of Shareholders of Sterling Financial Corporation (the "Corporation") will be held at 9:00 a.m. on Tuesday, April 30, 1996, at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania. You are cordially invited to attend the Annual Meeting as well as a breakfast buffet which will be held in the Palm Court at the Resort and Conference Center at 8:00 a.m.

      In addition to the election of four Class of 1999 Directors, shareholders are being asked to approve the proposal to amend Article 5 of the Corporation's amended Articles of Incorporation to increase the number of authorized shares of the Corporation's Common Stock, par value $5.00 per
share, from 10,000,000 shares to 35,000,000 shares.   Shareholders are also
being asked to consider the proposal to ratify the selection of Trout, Ebersole & Groff as the Corporation's certified public accountants. The formal Notice of Annual Meeting, Proxy Statement and Proxy card are enclosed herewith. The 1995 Annual Report of Sterling Financial Corporation is also enclosed. I hope you will take the opportunity to review the material contained in the Annual Report, which reflects a successful year in 1995.

      It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. I urge you to sign and date the enclosed Proxy and return it in the enclosed envelope as soon as possible. If you do attend the meeting and wish to vote in person, you must give written notice to the Secretary of the Corporation so that your Proxy will be superseded by any ballot that you submit at the meeting.

      Please indicate on the enclosed business reply card whether or not you plan to attend the breakfast and return it to Sterling Financial Corporation. I look forward to seeing you at the breakfast and Annual Meeting.


                                    Sincerely,


                                    John E. Stefan
                                    Chairman of the Board,
                                    President and Chief Executive Officer

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON APRIL 30, 1996




TO THE SHAREHOLDERS OF STERLING FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its directors, the regular Annual Meeting of the shareholders of Sterling Financial Corporation (the "Corporation") will be held at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania, on Tuesday, April 30, 1996 at 9:00 a.m., prevailing time, for the purpose of considering and voting upon the following matters:


      1. ELECTION OF DIRECTORS. To elect four Class of 1999 directors to serve for a three-year term until their successors are elected and qualified.

      2. AMENDMENT OF THE ARTICLES OF INCORPORATION. To consider and act upon a proposal to amend Article 5 of the Corporation's amended Articles of Incorporation to increase the number of authorized shares of the Corporation's Common Stock, par value $5.00 per share, from 10,000,000 shares to 35,000,000 shares.

      3. SELECTION OF AUDITORS. To ratify the selection of Trout, Ebersole & Groff as the corporation's independent certified public accountants for the year ending December 31, 1996.

      4. OTHER BUSINESS. To consider and vote upon such other business as may properly be brought before the meeting and any adjournment or post-ponement thereof.

      Only those shareholders of record at the close of business on March 15, 1996, shall be entitled to notice of and to vote at the meeting.

      It is requested that you promptly sign the enclosed Proxy and return it in the enclosed postpaid envelope. You are cordially invited to attend the meeting. Your Proxy is revocable and may be withdrawn at any time by giving written notice to the Secretary of the Corporation before it is voted at the meeting or by executing a later dated Proxy and giving written notice to the Secretary of the Corporation.

      A copy of the 1995 Annual Report of Sterling Financial Corporation is enclosed.



                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    John E. Stefan
                                    Chairman of the Board,
                                    President and Chief Executive Officer


Lancaster, Pennsylvania
March 29, 1996
                              PROXY STATEMENT

                   Dated and to be mailed March 29, 1996

                      STERLING FINANCIAL CORPORATION
                        101 NORTH POINTE BOULEVARD
                    LANCASTER, PENNSYLVANIA  17601-4133
                              (717) 581-6030

                      ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON APRIL 30, 1996

                             TABLE OF CONTENTS

                                                                      PAGE
GENERAL..................................................................1

  Introduction...........................................................1
  Date, Time and Place of Meeting........................................1
  Shareholders Entitled to Vote..........................................1
  Purpose of Meeting.....................................................1
  Solicitation of Proxies................................................1
  Revocability and Voting of Proxies.....................................2
  Quorum and Voting of Shares............................................2
  Principal Holders......................................................3
  Beneficial Ownership of Executive Officers, Directors and Nominees.....4
  Shareholder Proposals..................................................5
  Recommendations of the Board of Directors..............................5

INFORMATION CONCERNING ELECTION OF DIRECTORS.............................5

  General Information....................................................5
  Information about Nominees and Continuing Directors....................6
  Meetings and Committees of the Board of Directors......................8
  Officers and Executive Officers........................................9
  Executive Compensation................................................10
  Compensation of Directors.............................................16
  Transactions with Directors and Executive Officers....................16

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934....17

PROPOSED AMENDMENT TO ARTICLE 5 OF THE CORPORATION'S AMENDED ARTICLES OF
  INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
  STOCK.................................................................17

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS...19

ADDITIONAL INFORMATION..................................................19

OTHER MATTERS...........................................................20

                                   GENERAL

Introduction

      On June 30, 1987, The First National Bank of Lancaster County became a wholly-owned subsidiary of Sterling Financial Corporation (sometimes referred to herein as the "Corporation"), a Pennsylvania business corporation based in Lancaster, Pennsylvania and organized for the purpose of becoming a bank holding company. As of that date, the shareholders of The First National Bank of Lancaster County became shareholders of Sterling Financial Corporation. At the same time, The First National Bank of Lancaster County changed its name to Bank of Lancaster County, N.A. (hereinafter referred to as "Bank of Lancaster County" or the "Bank"). The meeting to which this Proxy Statement relates will be the ninth Annual Meeting of the shareholders of Sterling Financial Corporation.

      The principal executive office of the Corporation is located at 101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133. The telephone number for the Corporation is (717) 581-6030. All inquiries should be directed to Ronald L. Bowman, Vice President/Secretary of the Corporation.

Date, Time and Place of Meeting

      The regular Annual Meeting of the shareholders of Sterling Financial Corporation will be held on Tuesday, April 30, 1996 at 9:00 a.m. at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania.

Shareholders Entitled to Vote

      Shareholders of record at the close of business on March 15, 1996 shall be entitled to vote at the meeting.

Purpose of Meeting

      The shareholders will be asked to consider and vote upon the following matters at the meeting: (1) to elect four Class of 1999 directors to serve for a three-year term, (2) to consider and act upon a proposal to amend
Article 5 of the Corporation's amended Articles of Incorporation to increase the number of authorized shares of the Corporation's Common Stock, par value $5.00 per share, from 10,000,000 shares to 35,000,000 shares, (3) to vote upon a proposal to ratify the selection of Trout, Ebersole & Groff as the Corporation's independent certified public accountants for the year ending December 31, 1996, and (4) to consider and vote upon such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

Solicitation of Proxies

      This Proxy Statement and the enclosed form of proxy (the "Proxy")are being furnished to shareholders of the Corporation on or about March 29, 1996 in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Sterling Financial Corporation for use at the Annual Meeting of shareholders to be held at 9:00 a.m. on Tuesday, April 30, 1996, and any adjournments or postponements thereof.

      The expense of soliciting proxies will be borne by Sterling Financial Corporation. In addition to the use of the mails, directors, officers and employees of Sterling Financial Corporation and the Bank of Lancaster County may, without additional compensation, solicit proxies personally, by telephone, by telegraph, or by telecopier.

Revocability and Voting of Proxies

     The execution and return of the enclosed Proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any Proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Ronald L. Bowman, Secretary of Sterling Financial Corporation, or by executing a later dated Proxy and giving written notice thereof to the Secretary of the Corporation at any time before the Proxy is voted at the meeting. Shares represented by proxies on the accompanying Proxy, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any Proxy not specifying to the contrary will be voted FOR the election of the four nominees identified in this Proxy Statement, FOR the approval and adoption of the amendment to
Article 5 of the Corporation's amended Articles of Incorporation to increase the number of authorized shares of the Corporation's Common Stock, par value $5.00 per share, from 10,000,000 shares to 35,000,000 shares and FOR the proposal to ratify the selection of independent certified public accountants for the year ending December 31, 1996. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any Proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Sterling Financial Corporation.

      Shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan will be voted by the Plan Agent in accordance with the instructions of each shareholder as set forth in his Proxy. If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a Proxy, the shares held for his account by the Plan Agent will not be voted.

      Shares held for the account of employees who participate in the Employees Stock Plan will be voted by the Plan Trustee in accordance with the instructions of each participant as set forth in the separate Proxy sent to him with respect to his Employees Stock Plan shares. Shares with respect to which a separate Employees Stock Plan Proxy is not returned will be voted by the Plan Trustee in the same proportion as shares with respect to which voting instructions have been received.

Quorum and Voting of Shares

      At the close of business on March 15, 1996, which is the record date for determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof, the Corporation had outstanding 5,938,110 shares of common stock, par value $5.00 per share (the "Common Stock"). There is no other class of stock authorized or outstanding. As of the record date, XX,XXX shares of Common Stock were held by the Trust Department of the Bank of Lancaster County as sole fiduciary, which shares represent in the aggregate approximately X.XX percent of the shares outstanding and will be voted FOR the election of the four nominees identified in this Proxy Statement, FOR the approval and adoption of the amendment to
Article 5 of the Corporation's amended Articles of Incorporation and FOR the proposal to ratify the selection of independent certified public accountants.

      A majority of the outstanding Common Stock present in person or by Proxy constitutes a quorum for the conduct of business. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes cast at a meeting at which a quorum is present is required in order to approve any matter submitted to a vote of the shareholders, except in cases where the vote of a greater number of shares is required by law or under the Articles of Incorporation or Bylaws of the Corporation. In the case of the election of directors, the candidates receiving the greatest number of votes shall be elected to the Board of Directors. A majority of the votes cast at a meeting at which a quorum is present is required in order to ratify the selection of auditors.

      Under Pennsylvania law and the By-laws of the Corporation, the presence of a quorum is required for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum for the particular matter. Broker non-votes will not be counted in determining the presence of a quorum for the particular matter as to which the broker withheld authority.

      Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for such nominee.

      Assuming the presence of a quorum, the affirmative vote of the holders of at least a majority of the votes outstanding is required to approve and adopt the amendment to Article 5 of the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 35,000,000 shares. Abstentions and broker non-votes are not deemed to constitute "votes cast" under the Pennsylvania Business Corporation Law, and, therefore, do not count either for or against the amendment. Although broker non-votes and abstentions are not deemed to be votes cast, they do have the practical effect of voting against the proposal.

      Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders on such a matter is required for the ratification of the selection of independent auditors. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against such ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each such matter by reducing the total number of shares voted from which the required majority is calculated.

Principal Holders

      To the knowledge of the Corporation, no person owned of record or beneficially on February 29, 1996 more than five percent of the outstanding Common Stock, except as follows:

                      Name and Address           Amount and
                        of Beneficial        Nature of Beneficial     Percent
Title of Class              Owner                Ownership(1)         of Class

Common Stock,         Howard E. Groff
$5.00 par value       111 E. State Street
per share             Quarryville, PA 17566         XXX,XXX(2)          XX.XX%


Common Stock,         Bank of Lancaster
$5.00 par value       County Employees Stock
per share             Plan c/o Trust
                      Department
                      101 North Pointe Boulevard
                      Lancaster, PA  17601-4133     XXX,XXX(3)           X.XX%
________________________

(1) Beneficial ownership of shares of the common stock of Sterling Financial Corporation is determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock, or has the right to acquire beneficial ownership within 60 days after March 15, 1996.

(2)   Mr. Groff holds sole voting and investment power on XXX,XXX shares.

(3) Shares held for the account of Plan participants are voted by the Plan Trustee in accordance with the instructions given by the individual participants.


Beneficial Ownership of Executive Officers, Directors and Nominees

      The following table sets forth as of February 29, 1996, the amount and percentage of the Common Stock beneficially owned by each director, each nominee, each named executive officer and all executive officers, directors and nominees of the Corporation as a group.

  Name of
Individual                           Amount and
or Identity                     Nature of Beneficial               Percent of
 of Group                         Ownership(1)(2)                    Class

Richard H. Albright, Jr.                     (3)                          %
John E. Burkholder                           (4)                          %
Robert H. Caldwell                           (5)                          %
Howard E. Groff, Jr.                         (6)                          %
Joan R. Henderson                            (7)                          %
J. Robert Hess                               (8)                          %
Calvin G. High                               (9)                          %
J. Roger Moyer, Jr.                          (10)                         %
E. Glenn Nauman                              (11)                         %
Jere L. Obetz                                (12)                         %
John E. Stefan                               (13)                         %
Glenn R. Walz                                (14)                         %

All Executive Officers,                                                   %
Directors and Nominees
as a Group (19 persons)
________________________

(1) Beneficial ownership of shares of the common stock of Sterling Financial Corporation is determined in accordance with Securities and Exchange Commission Rule 13d-3(d)(1), which provides that a person shall be deemed to own any stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or direct the disposition of the stock, or has the right to acquire beneficial ownership within 60 days after March 15, 1996. Unless otherwise indicated in a footnote appearing below, all shares reported in the table above are owned directly by the reporting person.

(2)   Rounded to the nearest whole share.

(3) Includes X,XXX shares owned jointly with spouse, X,XXX shares owned directly by spouse and XXX shares owned as custodian for children.

(4) Includes XX,XXX shares owned jointly with spouse and X,XXX shares owned directly by child.

(5)   Includes XXX shares owned directly by spouse.

(6) Includes X,XXX shares owned directly by spouse and X,XXX shares owned as custodian for children.

(7)   Includes XXX shares owned directly by spouse.

(8) Includes XX,XXX shares owned jointly with spouse, X,XXX shares owned directly by spouse, X,XXX shares owned as custodian for children and XX,XXX shares owned in trust for the benefit of grandchildren.

(9)   Includes XX,XXX shares owned jointly with spouse.

(10) Includes XX,XXX shares held by Trustee under the Employee Stock Plan, X,XXX shares owned jointly with spouse, XXX shares owned directly by spouse, XXX shares owned as custodian for children, XXX shares owned directly by child and X,XXX shares owned directly by mother for whom Mr. Moyer holds power of attorney and with respect to which Mr. Moyer shares voting and investment power. Mr. Moyer disclaims beneficial ownership of shares owned directly by his child.

(11) Includes X,XXX shares owned jointly with spouse, XX,XXX owned directly by spouse and XXX shares owned directly by mother.

(12) Includes XX,XXX shares held by Trustee under the Employee Stock Plan and X,XXX shares owned directly by spouse.

(13) Includes XX,XXX shares held by Trustee under the Employees Stock Plan, X,XXX shares owned jointly with spouse, XX,XXX shares owned directly by spouse, and XX,XXX shares owned directly by child. Mr. Stefan disclaims beneficial ownership of shares owned directly by his spouse.

(14) Includes X,XXX shares owned jointly with spouse, X,XXX shares owned directly by spouse and X,XXX shares owned by spouse as custodian for children.


Shareholder Proposals

      Shareholder proposals intended to be presented at the 1997 Annual Meeting must be received at the administrative headquarters of Sterling Financial Corporation at 101 North Pointe Boulevard, Lancaster, Pennsylvania not later than Monday, December 2, 1996 in order to be included in the proxy statement and proxy form to be prepared by Sterling Financial Corporation in connection with the 1997 Annual Meeting.

Recommendations of the Board of Directors

      The Board of Directors recommends that the shareholders vote FOR the election of the four nominees identified in this Proxy Statement, FOR the approval and adoption of the amendment to Article 5 of the Corporation's Amended Articles of Incorporation and FOR the proposal to ratify the selection of independent certified public accountants for the year ending December 31, 1996.


               INFORMATION CONCERNING ELECTION OF DIRECTORS


General Information

      The Bylaws of the Corporation provide that the Board of Directors shall consist of not less than one nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years, so that the term of office of one class of directors shall expire at the Annual Meeting each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

      A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until the next Annual Meeting of the shareholders and until his/her successor is elected and shall have qualified. There is a mandatory retirement provision in the Bylaws which states that the office of a director shall be considered vacant at the Annual Meeting of shareholders next following his/her attaining the age of 70 years.

      The Board of Directors has presently fixed the number of directors at eleven. There are four directors whose terms of office will expire at the 1996 Annual Meeting. There are seven continuing directors whose terms of office will expire at the 1997 or 1998 Annual Meeting, respectively. The Board of Directors proposes to nominate the following four persons for election to the Board of Directors for the term specified:

                   Nominees for Class of 1999 Directors
                         For a Term of Three Years
                            John E. Burkholder
                             Joan R. Henderson
                              Calvin G. High
                              E. Glenn Nauman

      Each of the above nominees is presently a director of Sterling Financial Corporation and also a director of the Bank of Lancaster County.

      In the event that any of the foregoing nominees are unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Sterling Financial Corporation may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

      Section 2.3 of the Bylaws of Sterling Financial Corporation requires that nominations, other than those made by or on behalf of the existing management of Sterling Financial Corporation, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or received at the principal executive offices of the Corporation not less than 90 days prior to the anniversary date of the immediately preceding meeting of shareholders of the Corporation called for the election of directors. The chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination was not made in accordance with the Bylaws, he shall so declare at the Annual Meeting and the defective nomination shall be disregarded.

Information about Nominees and Continuing Directors

      Information concerning the four persons to be nominated for election to the Board of Directors of Sterling Financial Corporation at the 1996 Annual Meeting and concerning the seven continuing directors is set forth in the table which appears below:
                                                    Principal Occupation
                                                    for the Past 5 years
                                                    and Position held with
                              Director               the Corporation and
   Name and Age               Since(1)             Bank of Lancaster County

             Class of 1999 - Nominees - For a Term of Three Years

John E. Burkholder              1968               Partner, Burkholder's
(63)                                               Quality Cars (auto sales);
                                                   Vice Chairman of the Board
                                                   of Sterling Financial
                                                   Corporation and Bank of
                                                   Lancaster County since
                                                   1994

Joan R. Henderson               1995               President, J.R. Henderson &
(53)                                               Associates, Inc. (Corporate
                                                   Event Planning and Fund
                                                   Raising)

Calvin G. High                  1976               Senior Vice President, High
(63)                                               Industries, Inc. (Real
                                                   Estate and Construction
                                                   Group); Partner, High
                                                   Properties

E. Glenn Nauman                 1976               Chairman of the Board,
(63)                                               Nauman Construction
                                                   (building contractor)

                     Class of 1997 - Continuing Directors

Robert H. Caldwell             1991                Retired Senior Executive
(65)                                               Vice President and
                                                   Director, Armstrong World
                                                   Industries, Inc.
                                                   (manufacturer, building
                                                   materials, home furnishings
                                                   and industrial specialties)

J. Robert Hess                  1971               President, B&E Realty;
(65)                                               President, Hessco
                                                   Construction Co.; Partner
                                                   Sycamore Industrial Park;
                                                   Broker and Partner,
                                                   Kingsway Realty

J. Roger Moyer, Jr.             1994               Executive Vice President
(47)                                               and Assistant Secretary of
                                                   Sterling Financial
                                                   Corporation since 1994;
                                                   Vice President from 1987 to
                                                   1994; and Executive Vice
                                                   President and Assistant
                                                   Secretary of Bank of
                                                   Lancaster County since
                                                   1994; Senior Vice
                                                   President/Chief
                                                   Administrative Officer from
                                                   1985 to 1994

               Class of 1998 - Continuing Directors


Richard H. Albright, Jr.        1985               Dentist, Specialist,
(53)                                               Practice Limited to
                                                   Orthodontics

Howard E. Groff, Jr.            1988               Vice President, Howard E.
(49)                                               Groff Co. (fuel oil sales
                                                   and service)

John E. Stefan                  1979               Chairman of the Board,
(56)                                               President and Chief
                                                   Executive Officer of
                                                   Sterling Financial
                                                   Corporation since 1994;
                                                   President and Chief
                                                   Executive Officer from 1987
                                                   to 1994; and Chairman of
                                                   the Board, President and
                                                   Chief Executive Officer of
                                                   Bank of Lancaster County
                                                   since 1994; President and
                                                   Chief Executive Officer
                                                   from 1979 to 1994

Glenn R. Walz                   1988               President, Walz, Deihm,
(49)                                               Geisenberger, Bucklen &
                                                   Tennis, P.C. (Certified
                                                   Public Accountants)
________________________




Meetings and Committees of the Board of Directors

      The Board of Directors of Sterling Financial Corporation has a standing Audit Committee but does not have a standing Nominating Committee or Compensation Committee. The Bank of Lancaster County has a standing Audit Committee and Compensation Committee. The Bank of Lancaster County does not have a standing Nominating Committee. The Compensation Committee of the Bank of Lancaster County has been acting on behalf of Sterling Financial Corporation and will continue to do so until a Sterling Financial committee is appointed.

      Members of the Audit Committee of Sterling Financial Corporation and the Bank of Lancaster County during 1995 were Richard H. Albright, Jr., Chairman, and Messrs. High, Nauman and Walz. The principal duties of the Audit Committee include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities, and recommending annually to the Board of Directors the engagement of an independent certified public accountant. The Audit Committee met five times during 1995.

      Members of the Compensation Committee of the Bank of Lancaster County during 1995 were Robert H. Caldwell, Chairman and Messrs. Hess, High, Nauman and Walz. The principal duties of the Compensation Committee include the establishment of policies dealing with various compensation plans for the Bank of Lancaster County and the Corporation. In addition, the Committee makes recommendations to the Board with respect to the compensation paid to senior executives. The Committee also oversees personnel matters. The Compensation Committee met five times during 1995.

      The Board of Directors met 12 times during 1995. All directors attended 75 percent or more of the aggregate number of meetings of the Board of Directors and of the various committees of the Board of Directors on which they serve.

Officers and Executive Officers

      The following persons are the officers and executive officers of Sterling Financial Corporation:

                                         Office Held with the Corporation and
                                            Bank of Lancaster County and
      Name                    Age                  Term in Office

John E. Stefan                56        Chairman of the Board, President and
                                        Chief Executive Officer of Sterling
                                        Financial Corporation since 1994;
                                        President and Chief Executive Officer
                                        of Sterling Financial Corporation from
                                        1987 to 1994 and Chairman of the
                                        Board, President and Chief Executive
                                        Officer of the Bank of Lancaster
                                        County since 1994; President and Chief
                                        Executive Officer from 1979 to 1994.

J. Roger Moyer, Jr.           47        Executive Vice President and Assistant
                                        Secretary of Sterling Financial
                                        Corporation since 1994; Vice President
                                        of Sterling Financial Corporation from
                                        1987 to 1994 and Executive Vice
                                        President and Assistant Secretary of
                                        the Bank of Lancaster County since
                                        1994; Senior Vice President/Chief
                                        Administrative Officer from 1985 to
                                        1994.

Jere L. Obetz                 47        Senior Vice President/Treasurer and
                                        Chief Financial Officer of Sterling
                                        Financial Corporation since 1995;
                                        Vice President/Treasurer and Chief
                                        Financial Officer of Sterling
                                        Financial Corporation from 1994 to
                                        1995; Vice President of Sterling
                                        Financial Corporation from 1987 to
                                        1994 and Senior Vice President/Chief
                                        Financial Officer of the Bank of
                                        Lancaster County since 1992.

Ronald L. Bowman              52        Vice President/Secretary
                                        Financial Corporation since 1994;
                                        Secretary/Treasurer of Sterling
                                        Financial Corporation from 1987 to
                                        1994 and Vice President/Corporate
                                        Financial Secretary of the Bank of
                                        Lancaster County since 1995; Vice
                                        President/Comptroller from 1971 to
                                        1995.

John C. Boyer, Jr.            40        Vice President of Sterling Financial
                                        Corporation since 1995 and Vice
                                        President/Business Development of the
                                        Bank of Lancaster County since August
                                        1992; previously Vice President-
                                        Private Banker for CoreStates/Hamilton
                                        Bank.

Nancy H. Draude               38        Vice President of Sterling Financial
                                        Corporation since 1987 and Vice
                                        President/Marketing of the Bank of
                                        Lancaster County since 1984.

Beverly Wise Hill             36        Vice President of Sterling Financial
                                        Corporation since 1993 and Senior Vice
                                        President/Human Resources of the Bank
                                        of Lancaster County since 1995; Vice
                                        President/Human Resources from 1992 to
                                        1995; previously Senior Vice President
                                        of Fulton Financial Corp. from January
                                        1992 to December 1992 and Vice
                                        President/Director of Human Resources
                                        of Fulton Bank from January 1989 to
                                        January 1992

Donald L. Neff                44        Vice President of Sterling Financial
                                        Corporation since 1988 and Senior
                                        Vice President/Operations of the Bank
                                        of Lancaster County since 1992.

Sharon K. Owens               35        Vice President of Sterling Financial
                                        Corporation since 1993; Director of
                                        Audit of Sterling Financial
                                        Corporation from 1989 to 1993 and
                                        Vice President/Audit of the Bank of
                                        Lancaster County since 1992.

William K. Poole              35        Vice President of Sterling Financial
                                        Corporation since 1994 and Senior Vice
                                        President/Chief Lending Officer of the
                                        Bank of Lancaster County since 1995;
                                        Vice President/Senior Commercial Loan
                                        Officer from 1991 to 1995.
________________________


Executive Compensation

      The officers of Sterling Financial Corporation do not receive any additional compensation for their services as such, beyond the compensation paid to them as officers of the Bank of Lancaster County. Shown below is information concerning annual and long-term compensation for services in all capacities to the Corporation and to the Bank of Lancaster County for the fiscal years ended December 31, 1995, 1994 and 1993 to those persons who were, at December 31, 1995, (i) the Chief Executive Officer and (ii) the other most highly compensated executive officers of the Corporation to the extent that such person's annual salary and bonus exceeded $100,000:

                          Summary Compensation Table
                                                                     Long Term Compensation
                               Annual Compensation                Awards                Payouts
                       -------------------------------------      -----------------------------
                                                      Other
    Name and                                         Annual                                           All
    Principal                                        Compen-      Stock     Options/     LTIP       Compen-
    Position           Year     Salary    Bonus     sation(1)     Awards     SAR's      Payouts    sation(2)
------------------------------------------------------------------------------------------------------------
John E. Stefan         1995    $242,008   $60,585                  none       none        none       $X,XXX
 Chairman of the       1994     223,776    38,738                  none       none        none        3,894
 Board, President      1993     206,772    60,638                  none       none        none        6,221
 and Chief Executive
 Officer of Sterling
 Financial
 Corporation and
 Bank of Lancaster
 County, N.A.

J. Roger Moyer, Jr.    1995    $123,823   $25,033                  none       none        none       $X,XXX
 Executive Vice        1994     112,221    20,378                  none       none        none        3,635
 President of          1993      95,937    27,611                  none       none        none        3,116
 Sterling Financial
 Corporation and
 Bank of Lancaster
 County, N.A.

Jere L. Obetz          1995    $ 87,100   $18,358                  none       none        none       $X,XXX
 Senior Vice           1994(3)
 President/Chief       1993(3)
 Financial Officer of
 Sterling Financial
 Corporation and Bank
 Bank of Lancaster
 County, N.A.
________________________

<F1>(1)   Disclosure not required.

<F2>(2)   Amounts shown in each year represent contributions for the benefit of
      Mr. Stefan, Mr. Moyer and Mr. Obetz pursuant to the Employees Stock Plan performance incentive feature of the Plan as described on pages XX and XX of this Proxy Statement.

<F3>(3)   Disclosure not required for this year.

       Board Compensation Committee Report on Executive Compensation

Role of the Compensation Committee and Compensation Philosophy

      The objectives of the Compensation Committee are to establish the Corporation's compensation philosophy and to monitor compensation programs and related practices for conformity with that philosophy. The Compensation Committee believes that the Corporation should maintain a competitive compensation structure with a strong emphasis toward paying for an employee's contribution and performance. Therefore, the financial interests of the shareholders are served by closely aligning, particularly for executive management, year end financial results with an employee's reward for performance. Accordingly, the Committee and the Corporation adhere to the concept of pay-for-performance thus increasing the opportunity to maximize shareholder value.

      The compensation of the Corporation's and the Bank's top executives is reviewed and approved annually by the Board of Directors. The top executives whose compensation is determined by the Committee include the President and Chief Executive Officer, the Executive Vice President, all senior vice presidents and all senior management employees. As a guideline for review in determining competitive base salaries, the Committee uses information from salary survey sources from Pennsylvania banks with assets from $500 million to $1 billion, as well as peer banks located in the surrounding geographic region. Many local competitors, which are represented in the above peer groups, share similar performance results to the Bank of Lancaster County, N.A. These peer group banks have been utilized because of common industry issues and competition for the same executive talent. The peer group used as a guideline for review in determining executive compensation is not the same peer group as appearing in the Shareholder Return Performance Graph.

      The Compensation Committee is comprised of five non-employee directors who are listed below. The Committee met five times during 1995.

CEO Compensation

      The Board of Directors has determined that the CEO's 1995 compensation of $302,593, comprised of $242,008 in base annual salary and $60,585 in bonus is appropriate in light of the following 1995 Corporation performance accomplishments: (1) an 8.66 percent increase in net income; (2) a 15.02 percent return on equity; and (3) a 12.28 percent increase in assets. While there is no direct correlation between the increase in CEO base salary and the above criteria, the Compensation Committee did review 1994 Corporate performance, as well as the peer bank comparisons mentioned previously, in order to recommend an 8.1 percent increase in base salary over the previous year. The CEO's annual performance incentive (bonus) is, for the first time, tied directly to the organizations's performance results by rewarding Mr. Stefan for growth in the Corporation's net income. Mr. Stefan's total bonus of $60,585 represents an increase of 56.4 percent over the total bonus paid in 1994.

Executive Officer Compensation

      Base salary ranges for executive positions are determined by evaluating the responsibilities of the positions, required skills and experiences and the average compensation paid for similar positions within peer banks of similar asset size and within the Corporation's geographic market region. Annual base salary increases were determined by the Committee based on its subjective analysis of the individual's contribution to the Corporation's strategic goals and objectives, and by taking into account any additional or new responsibilities assumed by the individual in connection with promotions or organizational changes. In determining whether strategic goals and objectives have been achieved, the Board of Directors considers among numerous factors the following: the Corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in base salary were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' base compensation, nor is there any specific weight provided to any such criteria in the Committee's analysis. The determination by the Committee is subjective after review of all information, including the above, it deems relevant.

      The Executive Officers, for the first time, have an annual management incentive bonus tied directly to the Corporation's performance results. Similar to the CEO, the executive officers' bonuses are directly dependent upon the organization's growth in net income.

      In addition to base salary, executive officers of the Corporation and the Bank may participate currently in the following annual and long-term incentive plans:


                      Bank of Lancaster County, N.A.
                            Employee Stock Plan

      Total compensation opportunities available to the employees of the Bank are influenced by general labor market conditions, the specific responsibilities of the individual and the individual's contributions to the Corporation's success. Individuals are reviewed annually on an anniversary year basis. The Bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry, as well as those within the Corporation's and the Bank's reasonable market area. Through these compensation policies, the Corporation strives to meet its strategic goals and objectives to its constituencies and to provide compensation that is fair and meaningful to its employees.

                              Compensation Committee
                              Robert H. Caldwell, Chairman
                              J. Robert Hess
                              Calvin G. High
                              E. Glenn Nauman
                              Glenn R. Walz


                   Shareholder Return Performance Graph

      Set forth below is a line graph comparing the yearly dollar change in the cumulative total shareholder return on the Corporation's common stock against the cumulative total return of the S&P 500 Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1991 and ending December 31, 1995. The shareholder return shown on the graph below is not necessarily indicative of future performance.

              Comparison of Five-Year Cumulative Total Return

 Sterling Financial Corporation Common Stock, S&P 500 & Peer Group Indices

                            1990     1991     1992     1993     1994     1995

  ACNB Corp.               100.00   115.06   156.89   229.28   178.72   223.30
  CNB Financial Corp.      100.00   102.48   107.04   111.84   144.26   147.61
  Citizens & Northern Corp.100.00   105.87   112.37   185.30   205.63   237.12
  Drovers Bancshares Corp. 100.00   103.90   136.59   175.49   183.62   226.08
  First West Chester Corp. 100.00    69.39    82.12    95.60    99.23   134.68
  Franklin Financial
    Services Corp.         100.00    95.11   110.83   174.87   177.21   218.44
  Hanover Bancorp Inc.     100.00   104.54   161.35   231.80   276.03   289.08
  Penn Security Bank
    & Trust Co.            100.00    93.96   103.96   138.25   179.28   185.50
  Penns Woods Bancorp Inc. 100.00   100.52   119.05   205.90   245.90   288.08
  PennRock Financial
    Services Corp.         100.00   113.97   148.44   218.37   322.01   229.94

  Peer Group Total       1,000.00 1,004.80 1,238.64 1,766.70 2,011.89 2,179.83
  Peer Group Index         100.00   100.48   123.86   176.67   201.19   217.98

  Sterling Financial Corp. 100.00   102.55   156.06   246.53   325.74   332.88

  S & P 500                330.22   417.09   435.71   466.45   459.27   615.93
  S & P 500 Index          100.00   126.31   131.95   141.25   139.08   186.52
________________________

(1) The Peer Group for which information appears above includes the following companies: ACNB Corporation; CNB Financial Corporation; Citizens and Northern Corporation; Drovers Bancshares Corporation; First West Chester Corporation; Penn Security Bank and Trust Company; PennRock Financial Services; Sterling Financial Corporation; Franklin Financial; Hanover Bancorp, Inc.; and Penns Woods Bancorp, Inc. These companies were selected based on four criteria: total assets between $230 million and $720 million; market capitalization greater than $43 million; headquarters located in Pennsylvania; and not quoted on NASDAQ. This is the same Peer Group as 1994.

                           Employees Stock Plan

      The Bank of Lancaster County maintained during 1995 an Employees Stock Plan (the "Plan") which was approved by the shareholders in 1982. Substantially all Plan assets are invested in Sterling Financial Corporation Common Stock. All employees of the Bank of Lancaster County who have attained the age of 18, have completed one year of service and worked at least 1,000 hours per year are eligible to participate in the Plan. Outside Directors are not eligible to participate in the Plan. Employees of Town & Country, Inc., a wholly-owned subsidiary of the Bank of Lancaster County participate only in the salary deferral feature of the Plan.

      The Plan has two components, a salary deferral feature and a performance incentive feature. Under the salary deferral feature of the Plan, a participant may make voluntary contributions to the Plan each year of between two percent and six percent of compensation. The Bank of Lancaster County will make a matching contribution equal to 25 percent of each participant's voluntary contributions. Under the performance incentive feature of the Plan, the Bank of Lancaster County contributes to the Plan each year an amount determined by the Board of Directors on the basis of the achievement by the Bank of Lancaster County of certain performance objectives; contributions to the Plan may not exceed the amount which is deductible under the Internal Revenue Code. Contributions made by the Bank of Lancaster County to the Plan pursuant to the performance incentive feature are allocated to participants who are employees of Bank of Lancaster County in the same proportion that each participant's compensation bears to the aggregate compensation of all participants.

      Voluntary contributions to the Plan are fully vested at all times. Matching contributions and contributions made by the Bank of Lancaster County to the Plan vest at the rate of 20 percent per year for each year of service. In general terms, benefits under the Plan may be paid to participants upon retirement, termination of employment, disability or death. A participant may under certain circumstances make earlier withdrawals (to the extent of his interest in the Plan attributable to voluntary contributions made by him) upon a showing of financial hardship.

      The Plan was revised in 1987 for the purpose of adopting certain conforming amendments necessary in order to reflect the occurrence of the holding company reorganization. The Plan was again amended on March 8, 1988 and was approved by the shareholders at the 1988 Annual Meeting. In addition, on December 27, 1994 the Plan was amended by the Board of Directors to provide for employees to make their voluntary contributions on a pre-federal income tax basis commencing on January 1, 1995.

                               Pension Plan

      The Bank of Lancaster County Pension Plan (the "Plan") is a qualified non-contributory defined benefit pension plan which provides retirement benefits to employees of the Bank of Lancaster County and to employees of Town & Country, Inc., a wholly-owned subsidiary of the Bank of Lancaster County. All employees who have completed one year of service, work at least 1,000 hours per year and who have attained the age of 21 are eligible to participate in the Plan. Outside directors do not participate in the Plan. Employees become 100 percent vested upon the completion of five years of service. Contributions to the Plan are made by the Bank of Lancaster County and are determined actuarially.

      Benefits under the Plan (which are not integrated with Social Security benefits) are based upon average monthly compensation (determined on the basis of the highest five consecutive years' base compensation preceding retirement) and years of credited service. For purposes of determining benefits payable under the Plan, the term "compensation" is defined to mean base salary only and does not include overtime pay or bonuses. Compensation paid to Messrs. Stefan, Moyer and Obetz during 1995 and covered by the Plan was $150,000, $123,823, and $87,100, respectively. As of December 31, 1995, Messrs. Stefan, Moyer and Obetz had accrued 16, 18 and 24 years of credited service, respectively, under the Plan for benefit accrual purposes.

      The following table indicates, for purposes of illustration, the approximate annual retirement benefit which would be payable under the Plan, in the form of a straight life annuity with 120 months' certain period, at age 65, under various assumptions as to average annual compensation and years of credited service. The benefit amounts set forth below are not subject to further deduction for Social Security or other offset amounts. Under the Internal Revenue Code of 1986, as amended, the maximum annual retirement benefit that may be paid in the form of a straight life annuity with 120 months' certain period under a qualified defined benefit plan such as the Plan is $109,390 (subject to adjustment based upon increases in the Consumer Price Index). In addition, salary in excess of $150,000 (effective in the year
1994) is disregarded in determining a participant's retirement benefit pursuant to regulations of the Internal Revenue Service.

              Average
               Annual
            Compensation                Years of Credited Service

                                 10            20          30           40
              $100,000        $15,000       $30,000     $45,000      $60,000
               125,000         18,750        37,500      56,250       75,000
               150,000         22,500        45,000      67,500       90,000
               175,000         22,500        45,000      67,500       90,000
               200,000         22,500        45,000      67,500       90,000
               225,000         22,500        45,000      67,500       90,000
               250,000         22,500        45,000      67,500       90,000
               275,000         22,500        45,000      67,500       90,000
               300,000         22,500        45,000      67,500       90,000
________________________


                           Employment Agreement

      In April of 1983, the Bank of Lancaster County entered into a five year employment agreement (the "Employment Agreement") with John E. Stefan under the terms of which the Bank engaged Mr. Stefan as its President and Chief Executive Officer. Unless previously terminated or unless notice of intention not to renew is given by either party, the Employment Agreement is subject to automatic renewal for additional terms of five years each. The Employment Agreement may be terminated by the Bank of Lancaster County: (i) without cause, in which case Mr. Stefan is entitled to receive his then current salary for the unexpired balance of the term of the Employment Agreement; or (ii) with cause, in which case Mr. Stefan's right to receive salary and benefits under the Employment Agreement terminates as of the effective date of termination. In the event of any change in control of Sterling Financial Corporation or the Bank of Lancaster County, the right of the Bank of Lancaster County to terminate the Employment Agreement without cause expires and the term of the Employment Agreement is extended automatically. The obligations of the Bank of Lancaster County under the Employment Agreement have been jointly and severally assumed by Sterling Financial Corporation.



Compensation of Directors

      The directors of Sterling Financial Corporation do not receive any additional compensation for their services as such, beyond the compensation paid to them as directors of the Bank of Lancaster County. Each member of the Board of Directors of the Bank of Lancaster County is paid an annual fee of $8,000 for his/her services as a director. This fee is based on attendance of at least 75 percent of the Board meetings held during a calendar year. If a director attends less than 75 percent of the Board meetings held, the director's fee would be reduced by $650 per meeting missed. In addition to the foregoing, each director is paid $250 for each meeting attended of a committee of which he or she is a member. Directors fees are not paid to directors who are also salaried officers of the Bank of Lancaster County.

Transactions with Directors and Executive Officers

      Some of the directors and executive officers of Sterling Financial Corporation and the companies with which they are associated were customers of and had banking transactions with the Bank of Lancaster County during 1995. All loans and commitments to loan made to such persons and to the companies with which they are associated were made in the ordinary course of bank business, on substantially the same terms (including interest rates, collateral and repayment terms) as those prevailing at the time for comparable transactions with other persons, and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that similar transactions will be entered into by the Bank of Lancaster County in the future.

      The contracting firm of Nauman Construction was paid $138,485 in 1995 in connection with construction, renovations and leasehold improvements at various offices of the Bank of Lancaster County. E. Glenn Nauman, a director of Sterling Financial Corporation and the Bank of Lancaster County, is Chairman of the Board and principal stockholder of Nauman Construction.

      The Bank of Lancaster County entered into a lease agreement (the "Lease Agreement") in 1984 with High Properties, under the terms of which High Properties constructed and leased to the Bank of Lancaster County a building at 525 Greenfield Road, Lancaster, Pennsylvania. The building was occupied in October of 1984 and served as the administrative headquarters of Sterling Financial Corporation and the Bank of Lancaster County until August 1995.
Bank of Lancaster County has also maintained a branch office in this building since October 1994 and continues to maintain a branch office at this location. Efforts are being made to secure tenants for the available space in this building. The term of the lease is 15 years and is subject to renewal. The monthly rent is $10,574.26. Total rent payments of $126,891.12 were paid by the Bank of Lancaster County to High Properties during 1995 pursuant to the Lease Agreement. Calvin G. High, a director of Sterling Financial Corporation and the Bank of Lancaster County, is a partner in High Properties. Additionally, on October 29, 1992, the Bank of Lancaster County entered into a lease agreement with High Properties, under the terms of which High Properties leased to Bank of Lancaster County office space at 1858 Charter Lane, Suite 102, Lancaster, Pennsylvania. Occupancy took place January 18, 1993. The term of the lease was originally five (5) years. The lease was amended February 1,1994 in order to lease additional space. The term of the lease is four (4) years. Base rent for the entire term is $118,089.24. Total rent payments of $28,904.18 were paid by Bank of Lancaster County during 1995 pursuant to this Lease Agreement.

      High Associates, Ltd., a division of High Industries, Inc., was paid $28,372 in 1995 for various services performed. Calvin G. High, a director of Sterling Financial Corporation and the Bank of Lancaster County is Senior Vice President of High Industries.

      On June 28, 1994, the Bank of Lancaster County entered into an agreement with High Construction, Inc., a division of High Industries, Inc., to construct an office building at 101 North Pointe Boulevard, Lancaster, Pennsylvania for a fixed price contract amount of $5,599,800. This action was approved by the Board of Directors of the Bank of Lancaster County on June 28, 1994. Construction began in mid-1994 and continued into 1995. To date, the Bank has paid $5,453,002 to High Construction. The building has been occupied since July of 1995 and serves as the administrative headquarters of Sterling Financial Corporation and the Bank of Lancaster County. It also houses other various functions of the Bank of Lancaster County as well as branch office facilities. Calvin G. High, a director of Sterling Financial Corporation and the Bank of Lancaster County is Senior Vice President of High Industries.

                   COMPLIANCE WITH SECTION 16(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires Sterling Financial Corporation's directors, executive officers and shareholders owning in excess of 10 percent of the Corporation's outstanding equity stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Sterling Financial Corporation. Based solely on a review of copies of such reports received by it, the Corporation believes that all Section 16(a) filing requirements applicable to its directors, executive officers and shareholders owning in excess of 10 percent of the outstanding Common Stock were complied with in a timely fashion, except that one report covering one (1) transaction was inadvertently not timely filed by director Joan R. Henderson.


 PROPOSED AMENDMENT TO ARTICLE 5 OF THE CORPORATION'S AMENDED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      The Articles of Incorporation of the Corporation, as amended, currently authorize ten million (10,000,000) shares of Common Stock, par value $5.00 per share. As of March 15, 1996, there were 5,938,110 shares of Common Stock issued and outstanding. Of the remaining 4,061,890 authorized but unissued shares of Common Stock, 871,090 were reserved for issuance in connection with the Corporation's Dividend Reinvestment and Stock Purchase Plan. The Corporation's thus has only a limited number of authorized but unissued shares available for issuance from time to time as may be necessary in connection with future financings, investment opportunities, acquisitions of other companies, the declaration of stock dividends, stock splits or other distributions, or for other corporate purposes.

      Accordingly, on November 28, 1995 the Board of Directors of the Corporation approved and adopted resolutions to amend Article 5 of the Corporation's amended Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 35,000,000 shares. The increase in the number of authorized shares of Common Stock requires that the shareholders approve and adopt the proposed amendment to the Corporation's amended Articles of Incorporation. A true and correct copy of the proposed amendment to Article 5 of the Corporation's amended Articles of Incorporation and the resolutions approved and adopted by the Board of Directors are set forth below:

            WHEREAS, the Board of Directors of Sterling Financial Corporation (the "Corporation") desires and finds that it is in the best interests of the Corporation and its shareholders to increase the number of authorized shares of the Corporation's Common Stock, par value $5.00 per share, from 10,000,000 shares to 35,000,000 shares, in order to provide the Corporation with as much flexibility as possible to issue additional shares of Common Stock for proper corporate purposes, including financings, acquisitions, stock splits, stock dividends, employee incentive plans, and other similar purposes; and

            NOW, THEREFORE, BE IT RESOLVED, that in accordance with Sections 1911, 1912, and 1914 of the Business Corporation Law of 1988, as amended, the Board of Directors hereby approves and adopts the following proposed amendment to the Corporation's Articles of Incorporation, as amended, and hereby directs that the following proposed amendment to the Articles of Incorporation, as amended, of this Corporation be submitted to the shareholders of the Corporation for their approval and adoption at the 1996 Annual Meeting of Shareholders of the Corporation to be held on April 30, 1996, at 9:00 a.m., prevailing time, at Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania, to wit:

      Article 5 of the Articles of Incorporation, as amended, of Sterling Financial Corporation is amended and restated to read in full and in its entirety as follows:

                  5. The aggregate number of shares which the Corporation shall have authority to issue is Thirty-five Million (35,000,000) shares of Common Stock of the par value of Five Dollars ($5.00) per share (the "Common Stock").

            BE IT FURTHER RESOLVED, that the Board of Directors establishes and fixes Friday, March 15, 1996 at the close of business as the record date and time to determine those shareholders entitled to notice of and to vote at the 1996 Annual Meeting of Shareholders to be held on April 30, 1996;

            BE IT FURTHER RESOLVED, that the Board of Directors directs and orders that the President and Secretary, or a Vice President and an Assistant Secretary, of the Corporation shall cause to be prepared proxy solicitation materials for the 1996 Annual Meeting of Shareholders to solicit proxies for approval and adoption of the aforesaid amendment by the shareholders of the Corporation and further directs and orders that said proxy solicitation materials be mailed to the shareholders of record, on March 29, 1996 or as soon as practicable thereafter; and

            BE IT FURTHER RESOLVED, that after approval and adoption of the aforesaid amendment of the Articles of Incorporation of the Corporation by the shareholders of the Corporation at the 1996 Annual Meeting of Shareholders, the President and Secretary, or a Vice President and an Assistant Secretary, of the Corporation are hereby authorized, empowered and directed to execute and file Articles of Amendment containing said amendment with the Commonwealth of Pennsylvania, Department of State, Corporation Bureau, and upon such filing said amendment shall be effective.

      Except as described in this section of the Proxy Statement, the Corporation has no present plans, understandings or arrangements for issuing the additional shares to be authorized by the proposed amendment. The Board of Directors believes that it is advisable to have authorization for such additional shares in order to enable the Corporation, as the need may arise, to take prompt advantage of market conditions and the availability of favorable opportunities for the acquisition of other companies without the delay and expense incident to the holding of a special meeting of stockholders of the Corporation. The future issuance by the Corporation of shares of Common Stock may dilute the present equity ownership position of current holders of the Common Stock. The proposed amendment is not intended to have an anti-takeover effect. The issuance, however, of any of the shares proposed to be authorized, as well as currently authorized but unissued shares, may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of actions such as certain business combinations or removal of management.

      The proposed amendment, if adopted by the shareholders, would increase the number of authorized but unissued shares of Common Stock of the Corporation from 10,000,000 to 35,000,000 shares. The unissued shares of Common Stock will be available for issuance at the discretion of the Board of Directors from time to time for any proper corporate purposes generally without further action of the shareholders upon the affirmative vote of a majority of the members of the Board of Directors. If the proposed amendment is adopted by the shareholders, the Board of Directors is not likely to solicit shareholder approval to issue the additional authorized shares, except to the extent that such approval may be required by law, regulation or any agreement governing the trading of the Corporation' stock.

      As a result, the Board of Directors proposes that Article 5 of the amended Articles of Incorporation of Sterling Financial Corporation be amended and restated to read in full and in its entirety as set forth above.

      The affirmative vote of the holders of not less than a majority of the outstanding shares of common stock is required to approve and adopt this amendment to the Corporation's Articles of Incorporation as set forth above.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM TEN MILLION (10,000,000) SHARES TO THIRTY-FIVE (35,000,000) MILLION SHARES.


                       RATIFICATION OF SELECTION OF
                 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors of Sterling Financial Corporation has selected the firm of Trout, Ebersole & Groff as independent certified public accountants to audit the books, records and accounts of Sterling Financial Corporation and the Bank of Lancaster County for the year 1996, subject to ratification by vote of a majority of the shares of Common Stock represented at the 1996 Annual Meeting. Trout, Ebersole & Groff has served as independent certified public accountants for Sterling Financial Corporation and its predecessor, the Bank of Lancaster County, since 1979. In the event that the shareholders do not ratify the selection of Trout, Ebersole & Groff, the selection of independent certified public accountants will be reconsidered and made by the Board of Directors.

      A representative of Trout, Ebersole & Groff is expected to be present at the 1996 Annual Meeting and will be given an opportunity to make a statement if he should so desire and to be available to respond to appropriate questions.

      The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of Trout, Ebersole & Groff as independent certified public accountants for the fiscal year ending December 31, 1996.


                          ADDITIONAL INFORMATION

      A COPY OF THE ANNUAL REPORT OF STERLING FINANCIAL CORPORATION ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST ADDRESSED TO RONALD L. BOWMAN, VICE PRESIDENT/SECRETARY, STERLING FINANCIAL CORPORATION, 101 NORTH POINTE BOULEVARD, LANCASTER, PENNSYLVANIA 17601-4133.





                               OTHER MATTERS

      The Board of Directors of Sterling Financial Corporation knows of no matters other than those discussed in this Proxy Statement which will be presented at the 1996 Annual Meeting. However, if any other matters are properly brought before the meeting, any Proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Sterling Financial Corporation.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    JOHN E. STEFAN
                                    Chairman of the Board,
                                    President and
                                    Chief Executive Officer

Lancaster, Pennsylvania
March 29, 1996



                                 P R O X Y

                    ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held On April 30, 1996

                    STERLING FINANCIAL CORPORATION
                      101 North Pointe Boulevard
                  Lancaster, Pennsylvania 17601-4133


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Mary W. Wentz and Thomas Wright, and each or any of them, as proxies, with full power of substitution, to represent and vote, all of the shares of STERLING FINANCIAL CORPORATION common stock held of record by the undersigned on March 15, 1996, at the Annual Meeting of the shareholders to be held at the Willow Valley Family Resort and Conference Center, 2416 Willow Street Pike, Lancaster, Pennsylvania, on Tuesday, April 30, 1996, at 9:00 a.m. prevailing time, and at any adjournment or postponement thereof, with all of the powers the undersigned would possess if personally present thereat, as indicated on the reverse side of this card.

      The shares represented by this Proxy will be voted as directed below. If no directions are given, the shares represented by this Proxy will be voted FOR Nominees listed in Proposal 1 and FOR Proposals 2 and 3.


      This proxy also confers authority as to other business as may properly come before the meeting and any adjournment or postponement thereof.
The Board of Directors at present knows of no other business to be brought before this meeting, but if any other business is brought before the meeting, the shares represented by this Proxy will be voted in accordance with the recommendations of the management of Sterling Financial Corporation.

      The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 29, 1996, and hereby revoke(s) all other proxies heretofore given by the undersigned in connection with this meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.  PLEASE SIGN, DATE AND RETURN THIS
PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING.  THIS PROXY IS REVOCABLE AT
ANY TIME BEFORE IT IS EXERCISED AND MAY BE WITHDRAWN IF YOU ELECT TO ATTEND THE MEETING, GIVE WRITTEN
NOTIFICATION TO THE SECRETARY OF THE CORPORATION AND VOTE IN PERSON.

      Please mark your
      votes as in this
      example.

                                                        Nominees:
1. ELECTION OF CLASS OF       FOR        WITHHELD                                 2.  PROPOSAL TO AMEND ARTICLE 5 OF THE
   1999 DIRECTORS TO                                    John E. Burkholder            CORPORATION'S AMENDED ARTICLES OF
   SERVE FOR A THREE-                                   Joan R. Henderson             INCORPORATION TO INCREASE THE NUMBER
   YEAR TERM                                            Calvin G. High                OF AUTHORIZED SHARES OF THE CORPORATION'S
                                                        E. Glenn Nauman               COMMON STOCK, PAR VALUE $5.00 PER SHARE,
                                                                                      FROM 10,000,000 SHARES TO 35,000,000 SHARES.

                                                                                      The Board of Directors unanimously recommends

INSTRUCTION: To withhold authority to vote for any individual nominee,            3.  PROPOSAL TO RATIFY THE SELECTION
write that nominee's name on the line provided below:                                 OF TROUT, EBERSOLE & GROFF AS THE
                                                                                      CORPORATION'S INDEPENDENT CERTIFIED
                                                                                      PUBLIC ACCOUNTANTS FOR THE YEAR
                                                                                      ENDING DECEMBER 31, 1996











SIGNATURE(S)                                                                    DATE                         ,1996

Please sign exactly as your name appears hereon.  If stock is jointly held, each joint owner should sign.
If signing for a corporation or a partnership, or as attorney or fiduciary, indicate your full title.  If more than one fiduciary is involved, all should sign.